UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2010

Strategic Storage Trust, Inc.

(Exact name of Company as specified in its charter)

Commission File Number: 000-53644

Maryland	32-0211624
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

111 Corporate Drive, Suite 120, Ladera Ranch, California 92694
(Address of principal executive offices)

(877) 327-3485
(Company’s telephone number)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Strategic Storage Trust, Inc., a Maryland Corporation (the “Registrant”), hereby amends its Current Report on Form 8-K dated July 14, 2010, for the purpose of filing the financial statements and pro forma financial information with respect to the Registrant’s acquisition of a self storage facility from an unaffiliated third party in accordance with Rule 3-14 and Article 11 of Regulation S-X, respectively.

In accordance with Rule 3-14 and Article 11 of Regulation S-X, the Registrant hereby files the following financial statements and pro forma financial information, respectively.

Reznick Group, P.C. 500 East Pratt Street Suite 200 Baltimore, MD 21202-3100	Tel: (410) 783-4900 Fax: (410) 727-0460 www.reznickgroup.com

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders

Strategic Storage Trust, Inc.

Ladera Ranch, California

We have audited the accompanying statement of revenue and certain operating expenses (the “Historical Summary”) of the property located in Davie, Florida, (the “Davie Property”), for the year ended December 31, 2009. The Historical Summary is the responsibility of the Davie Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K/A and in the registration statement on Form S-11 of Strategic Storage Trust, Inc.) as described in Note 1 and is not intended to be a complete presentation of the Davie Property’s revenue and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenue and certain operating expenses described in Note 1 of the Davie Property for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

Subsequent to the issuance of the Historical Summary for the year ended December 31, 2009, management discovered an error in the disclosure of the date for the unaudited period. Accordingly, the Historical Summary has been reissued to reflect a change in the unaudited period from the period ended July 14, 2010, to the period ended July 13, 2010. The correction of the error did not result in a change in the unaudited statement of revenue and certain operating expenses for the period.

/s/ Reznick Group, P.C.

Baltimore, Maryland

December 7, 2010

DAVIE PROPERTY

STATEMENTS OF REVENUE AND

CERTAIN OPERATING EXPENSES

	Year Ended December 31, 2009	Period Ended July 13, 2010 (Unaudited)
REVENUE
Net rental revenue	$1,020,739	$546,487
Other operating income	29,166	22,912

Total revenue	1,049,905	569,399

CERTAIN OPERATING EXPENSES
Property operating expenses	151,444	75,238
Salaries and related expenses	89,443	52,577
Marketing expense	15,998	8,678
Real estate taxes	180,045	99,813
Property insurance	62,042	32,321

Total certain operating expenses	498,972	268,627

Revenue in excess of certain operating expenses	$550,933	$300,772

See notes to statements of revenue and certain operating expenses.

DAVIE PROPERTY

NOTES TO STATEMENTS OF REVENUE AND

CERTAIN OPERATING EXPENSES

Year Ended December 31, 2009 and

the Period Ended July 13, 2010 (Unaudited)

Note 1. Organization and Basis of Presentation

The accompanying statements of revenue and certain operating expenses include the revenue and certain operating expenses of the self storage property located in Davie, Florida (the “Davie Property”), acquired from ESS PRISA II, LLC. Strategic Storage Trust, Inc. (the “Company”) acquired the Davie Property on July 14, 2010 for a total all cash purchase price of $5.47 million, plus closing costs and acquisition fees. On the date of acquisition, the Davie Property contained approximately 1,040 storage units.

The accompanying statements of revenue and certain operating expenses were prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for the acquisition of real estate properties. The statements of revenue and certain operating expenses are not representative of the actual operations of the Davie Property for the periods presented, because certain operating expenses that may not be comparable to the expenses to be incurred in the proposed future operations of the Davie Property have been excluded. Expenses excluded generally consist of management fees, interest and debt related costs, depreciation and amortization expense, interest income, income taxes and certain other allocated corporate expenses not directly related to the operations of the Davie Property. Therefore the statements of revenue and certain operating expenses may not be comparable to a statement of operations for the Davie Property after its acquisition by the Company. Except as noted above, management of the Davie Property is not aware of any material factors relating to the Davie Property for the year ended December 31, 2009 or the period ended July 13, 2010 that would cause the reported financial information not to be indicative of future operating results.

Note 2. Summary of Significant Accounting Policies

Basis of Accounting

The statements of revenue and certain operating expenses have been prepared using the accrual method of accounting on the basis of presentation described in Note 1. As such, revenue is recorded when earned and expenses are recognized when incurred.

DAVIE PROPERTY

NOTES TO STATEMENTS OF REVENUE AND

CERTAIN OPERATING EXPENSES

Year Ended December 31, 2009 and

the Period Ended July 13, 2010 (Unaudited)

Revenue Recognition

Rental revenue is recognized when due over the lease terms, which are generally month-to-month leases. Other operating income, consisting primarily of late fees and ancillary revenue, is recognized when earned.

Property Operations

Certain operating expenses represent the direct expenses of operating the Davie Property and consist primarily of common area maintenance, utilities, real estate taxes, insurance, general and administrative and other operating expenses that are expected to continue in the ongoing operation of the Davie Property.

Use of Estimates

The preparation of the accompanying statements of revenue and certain operating expenses in accordance with accounting principles generally accepted in the United States of America requires management of the Davie Property to make certain estimates and assumptions that affect the reported amounts of revenue and certain operating expenses during the reporting periods. Actual results could differ from those estimates.

Advertising

Advertising costs are charged to expense as incurred.

STRATEGIC STORAGE TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Year Ended December 31, 2009 and Nine Months Ended September 30, 2010 (unaudited)

The following unaudited pro forma consolidated statements of operations are based on the historical consolidated statements of operations of Strategic Storage Trust, Inc., a Maryland Corporation (the “Company”) and historical statements of operations of a self storage facility purchased from ESS PRISA II, LLC on July 14, 2010. The unaudited pro forma consolidated statement of operations for the year ended December 31, 2009 gives effect to this acquisition as if it was completed as of January 1, 2009. The unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2010 gives effect to this acquisition as if it was completed as of January 1, 2010.

The information included in the “Strategic Storage Trust, Inc. Historical” column of the unaudited pro forma consolidated statement of operations for the year ended December 31, 2009 sets forth the Company’s historical consolidated statement of operations which are derived from the Company’s audited consolidated financial statements included in the Company’s Annual Report on Form 10-K filed with the SEC for the period ended December 31, 2009. The information included in the “Strategic Storage Trust, Inc. Historical” column of the unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2010 sets forth the Company’s historical consolidated statement of operations which are derived from the Company’s unaudited consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q filed with the SEC for the period ended September 30, 2010 (“Third Quarter Form 10-Q”).

The unaudited pro forma adjustments are based on available information and certain assumptions that the Company believes are reasonable and factually supportable. These unaudited pro forma financial statements do not purport to represent what the actual financial position or results of operations of the Company would have been assuming such transaction had been completed as set forth above nor does it purport to represent the results of operations of the Company for future periods.

The Company did not present an unaudited pro forma balance sheet because the acquisition has been reflected in the Company’s Third Quarter Form 10-Q.

You should read the unaudited pro forma consolidated financial statements set forth below in conjunction with the audited and unaudited consolidated financial statements and related notes of the Company included in the SEC filings discussed above.

STRATEGIC STORAGE TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2009

	Strategic Storage Trust, Inc. Historical	Completed Facility Acquisition Note (2)	Pro Forma Adjustments Note (3)		Strategic Storage Trust, Inc. Pro Forma
Revenues:
Self storage rental income	$7,706,662	$1,020,739	$—		$8,727,401
Ancillary operating income	168,481	29,166	—		197,647

Total revenues	7,875,143	1,049,905	—		8,925,048

Operating expenses:
Property operating expenses	3,123,018	498,972	(2,110)	1	3,619,880
Property operating expenses – affiliates	857,864	—	117,694	2	975,558
General and administrative	1,882,260	—	—		1,882,260
Depreciation	1,690,189	—	79,853	3	1,770,042
Intangible amortization expense	2,601,212	—	234,429	3	2,835,641

Total operating expenses	10,154,543	498,972	429,866		11,083,381

Operating income (loss)	(2,279,400)	550,933	(429,866)		(2,158,333)
Other income (expense):
Interest expense	(1,877,750)	—	—		(1,877,750)
Deferred financing amortization expense	(165,121)	—	—		(165,121)
Property acquisition expenses – affiliates	(1,564,792)	—	(136,750)	4	(1,701,542)
Other property acquisition expenses	(1,765,090)	—	(64,517)	4	(1,829,607)
Equity in earnings of real estate ventures	240,956	—	—		240,956
Interest income	5,217	—	—		5,217
Other	1,461	—	—		1,461

Net loss	(7,404,519)	550,933	(631,133)		(7,484,719)
Less: Net loss attributable to the noncontrolling interest in our operating partnership	23,186	—	341	5	23,527
Net loss attributable to other noncontrolling interests	78,437	—	—		78,437

Net loss attributable to Strategic Storage Trust, Inc.	$(7,302,896)	$550,933	$(630,792)		$(7,382,755)

Net loss per share – basic	$(1.00)				$(0.92)
Net loss per share – diluted	$(1.00)				$(0.92)

Weighted average shares outstanding – basic	7,272,042		738,669	6	8,010,711
Weighted average shares outstanding – diluted	7,272,042		738,669		8,010,711

See notes to unaudited pro forma consolidated financial statements.

STRATEGIC STORAGE TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

Nine Months Ended September 30, 2010

	Strategic Storage Trust, Inc. Historical	Completed Facility Acquisition Note (2)	Pro Forma Adjustments Note (3)		Strategic Storage Trust, Inc. Pro Forma
Revenues:
Self storage rental income	$17,977,862	$546,487	$—		$18,524,349
Ancillary operating income	423,178	22,912	—		446,090

Total revenues	18,401,040	569,399	—		18,970,439

Operating expenses:
Property operating expenses	7,300,155	268,627	(4,752)	1	7,564,030
Property operating expenses – affiliates	1,815,939	—	63,387	2	1,879,326
General and administrative	2,072,830	—	—		2,072,830
Depreciation	3,537,402	—	42,662	3	3,580,064
Intangible amortization expense	5,752,432	—	126,982	3	5,879,414

Total operating expenses	20,478,758	268,627	228,279		20,975,664

Operating income (loss)	(2,077,718)	300,772	(228,279)		(2,005,225)
Other income (expense):
Interest expense	(4,141,879)	—	—		(4,141,879)
Deferred financing amortization expense	(176,505)	—	—		(176,505)
Property acquisition expenses – affiliates	(1,472,591)	—	—	4	(1,472,591)
Other property acquisition expenses	(927,475)	—	—	4	(927,475)
Equity in earnings of real estate ventures	657,627	—	—		657,627
Interest income	9,229	—	—		9,229
Other	(107,545)	—	—		(107,545)

Net loss	(8,236,857)	300,772	(228,279)		(8,164,364)
Less: Net loss attributable to the noncontrolling interest in our operating partnership	2,200	—	(58)	5	2,142
Net loss attributable to other noncontrolling interests	335,494	—	—		335,494

Net loss attributable to Strategic Storage Trust, Inc.	$(7,899,163)	$300,772	$(228,337)		$(7,826,728)

Net loss per share – basic	$(0.39)				$(0.38)
Net loss per share – diluted	$(0.39)				$(0.38)

Weighted average shares outstanding – basic	20,468,318		361,181	6	20,829,499
Weighted average shares outstanding – diluted	20,468,318		361,181		20,829,499

See notes to unaudited pro forma consolidated financial statements.

STRATEGIC STORAGE TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Year Ended December 31, 2009 and Nine Months Ended September 30, 2010

Note 1. Acquisition

On July 14, 2010, the Company closed on the purchase of the Davie Property, which consists of a self storage facility located in Davie, Florida, from an unaffiliated third party. The purchase price for the Davie Property was $5,470,000 plus closing costs and acquisition fees. The Company paid cash for the entire purchase price and paid its advisor $136,750 in acquisition fees in connection with this acquisition.

The Davie Property is an approximately 1,040-unit self storage facility that sits on approximately 8.4 acres and contains approximately 122,700 rentable square feet, including approximately 117,700 square feet of self storage space and 5,000 square feet of RV parking space. The Davie property is located at 3401 South State Road 7, Davie, Florida.

Note 2. Statement of Operations – Completed Facility Acquisition

This acquisition was completed on July 14, 2010. Therefore, these historical amounts represent unaudited results of the Davie Property for the year ended December 31, 2009 and the period ended July 13, 2010. The historical amounts of the Company for the period ended September 30, 2010 include the operating results of the Davie Property from July 14, 2010 through September 30, 2010.

Note 3. Statement of Operations – Pro Forma Adjustments

(1)	Adjustment reflects the estimated decreased cost of property taxes as compared to the Davie Property historical results.

(2)	Adjustment reflects the additional fees the Company’s advisor is entitled to pursuant to the Company’s advisory agreement and property management agreement as compared to historical amounts. The Company’s advisor is paid an asset management fee of one-twelfth of one-percent of average invested assets calculated on a monthly basis. The Company’s property manager is paid a monthly fee of 6% of gross revenues received from the Company’s properties.

(3)	Adjustment reflects the depreciation and amortization expense resulting from the Davie Property acquired on July 14, 2010. Such depreciation and amortization expense was based on a preliminary purchase price allocation of $2,840,000 to land, $284,744 to site improvements, $1,798,256 to building, and $547,000 to intangible assets. Depreciation expense on the purchase price allocated to building is recognized using the straight-line method over a 35-year life and the depreciation for the site improvements are recognized straight-lined over a 10-year life. Amortization expense on the purchase price allocated to intangible assets is recognized using the straight-line method over an estimated 28-month life. The purchase price allocation, and therefore depreciation and amortization expense, is preliminary and is subject to change.

(4)	Adjustment for the year ended December 31, 2009 reflects the expensing of acquisition-related transaction costs, consisting of acquisition expenses paid to affiliates of $136,750 and other property acquisition expenses of $64,517 which are required to be expensed as incurred under GAAP. No such adjustment was necessary for the nine months ended September 30, 2010 as such amounts are included in the historical amounts for the period.

(5)	Minority interest is adjusted based on the additional pro forma earnings and the pro forma shares outstanding. Such adjustment was based upon a calculation of pro forma net income and pro forma shares outstanding.

(6)	The pro forma weighted average shares outstanding were computed based on the weighted average number of shares outstanding during the period, adjusted to give effect to the shares assumed to be issued had the acquisition been completed on January 1, 2009 or January 1, 2010, as applicable.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC STORAGE TRUST, INC.

Date: December 30, 2010	By:	/s/ Michael S. McClure
Michael S. McClure
Chief Financial Officer